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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                   --------------------------------------


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 23, 2001



                            ANGELICA CORPORATION

           (Exact name of registrant as specified in its charter)

            Missouri                        1-5674              43-0905260
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
         incorporation)                     Number)            Identification
                                                                  Number)


       424 South Woods Mill Road                                 63017-3406
         Chesterfield, Missouri                                  (Zip Code)
(Address of principal executive offices)

                               (314) 854-3800
             Registrant's telephone number, including area code




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits
               --------

               99   Quarterly Report to Shareholders, dated August 16, 2001.


ITEM 9.   REGULATION FD DISCLOSURE

          Quarterly Report to Shareholders dated August 16, 2001 and mailed to Shareholders on August 23, 2001, furnished pursuant to Regulation FD.



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 23, 2001


                                   ANGELICA CORPORATION


                                   By: /s/ Theodore M. Armstrong
                                      ---------------------------------------
                                           Theodore M. Armstrong
                                           Chief Financial Officer



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                                EXHIBIT INDEX

Exhibit
Number
------

99            Quarterly Report to Shareholders, dated August 16, 2001.










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